Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.9%
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.2%
      BBA Group Plc                                                                     14,091     $77,960      14,091      $77,960
                                                                                                                        -----------
Automobiles - 1.9%
      Brilliance China Automotive Holdings, Ltd.                                       400,000     108,978     400,000      108,978
      Honda Motor Co., Ltd.                                                              7,000     260,847       7,000      260,847
      Mazda Motor Corp.                                                                 80,000     204,339      80,000      204,339
      Peugeot SA                                                    250    $56,880                                 250       56,880
      Toyota Motor Corp.                                          1,000     31,928                               1,000       31,928
                                                                                                                        -----------
                                                                                                                            662,972
Distributors - 1.2%
      Buhrmann NV                                                                       10,150     272,106      10,150      272,106
      International Trading Corp.                                                        2,000      47,236       2,000       47,236
      Mitsubishi Corp.                                            1,000      7,365                               1,000        7,365
      Synnex Technology International Corp., GDR                                         4,360      24,852       4,360       24,852
      Wolseley Plc                                                                      11,207      77,086      11,207       77,086
                                                                                                                        -----------
                                                                                                                            428,645
Hotels, Restaurants & Leisure - 0.9%
      Cafe De Coral Holdings, Ltd.                                                      60,000      25,578      60,000       25,578
      Corporacion de Interamericana Entretenimiento SA *                                 4,688      19,259       4,688       19,259
      First Choice Holidays Plc                                                         14,000      26,586      14,000       26,586
      Granada Compass Plc                                                                7,056      76,863       7,056       76,863
      Hilton Group Plc                                                                  35,132     109,794      35,132      109,794
      Millennium & Copthorne Hotels Plc                                                  8,000      52,395       8,000       52,395
                                                                                                                        -----------
                                                                                                                            310,475
Household Durables - 1.2%
      Electrolux AB                                               2,800     36,339                               2,800       36,339
      Fairview Holdings Plc                                                             18,400      48,988      18,400       48,988
      George Wimpey Plc                                                                 10,000      22,429      10,000       22,429
      Matsushita-Kotobuki Electronics Industries, Ltd.                                  18,000     277,432      18,000      277,432
      Taylor Woodrow Plc                                                                21,000      55,894      21,000       55,894
                                                                                                                        -----------
                                                                                                                            441,082

Leisure Equipment & Products - 1.0%
      EMI Group Plc                                                                     10,000      82,241      10,000       82,241
      Infogrames Entertainment SA *                                                     10,632     191,682      10,632      191,682
      Shimano, Inc.                                                                      4,400      86,407       4,400       86,407
                                                                                                                        -----------
                                                                                                                            360,330
Media - 3.2%
      ABS-CBN Broadcasting Corp.                                                        23,000      22,540      23,000       22,540
      Aegis Group Plc                                            10,400     21,461                              10,400       21,461
      BEC World                                                                          4,000      19,447       4,000       19,447
      Capital Radio                                                                      3,000      53,831       3,000       53,831
      Daily Mail & General Trust, Class A                                                6,660      84,649       6,660       84,649
      Edipresse SA                                                   32     10,029                                  32       10,029
      Globo Cabo SA, ADR *                                                                 500       5,625         500        5,625
      Grupo Prisa SA                                                                    12,000     198,317      12,000      198,317
      Grupo Televisa SA, ADR *                                    1,000     44,937         500      22,469       1,500       67,406
      Kensington Group                                                                  10,200      31,572      10,200       31,572
      Quebecor, Inc., Class B                                     1,692     28,194                               1,692       28,194
      Rank Group                                                                        17,450      45,662      17,450       45,662
      Reed International Plc                                                            10,200     106,764      10,200      106,764
      Shaw Brothers (Hong Kong), Ltd.                                                   43,000      33,354      43,000       33,354
      Singapore Press Holdings, Ltd. *                                                   2,000      29,561       2,000       29,561
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Media - continued
      Springer Axel Verl                                            160    $15,625                                 160      $15,625
      Telegraaf Holdings NV                                       1,672     33,912                               1,672       33,912
      TV Azteca SA de CV, ADR *                                                          1,700     $16,894       1,700       16,894
      VNU NV                                                                             6,192     304,378       6,192      304,378
                                                                                                                        -----------
                                                                                                                          1,129,221
Multi-line Retail - 1.5%
      Debenhams Retail Plc                                                              10,000      43,326      10,000       43,326
      Don Quijote Co., Ltd.                                                                700      59,395         700       59,395
      Isetan Co.                                                                         3,000      31,622       3,000       31,622
      National Express Group                                                             5,200      56,217       5,200       56,217
      Next Plc                                                                           6,928      83,393       6,928       83,393
      Publicis Groupe SA                                                                 3,219     108,785       3,219      108,785
      Seiyu, Ltd. *                                                                     21,000      55,660      21,000       55,660
      Selfridges Plc                                                                    18,000      78,862      18,000       78,862
                                                                                                                        -----------
                                                                                                                            517,260
Specialty Retail - 1.7%
      Bulgari SpA                                                                       15,880     195,338      15,880      195,338
      Castorama Dubois Investissement SA                            331     85,783                                 331       85,783
      DFS Furniture Co. Plc                                                              3,900      20,498       3,900       20,498
      MFI Furniture Group                                                               38,250      39,236      38,250       39,236
      Morrison Supermarkets Plc                                                         25,260      68,744      25,260       68,744
      Signet Group Plc                                                                 159,925     119,688     159,925      119,688
      Toys "R" Us Japan *                                           500     57,296                                 500       57,296
                                                                                                                        -----------
                                                                                                                            586,583
Textiles & Apparel - 0.8%
      Gucci Group NV                                                                     3,150     273,601       3,150      273,601
                                                                                                                        -----------

CONSUMER STAPLES - 8.0%
Beverages - 2.4%
      Al-Ahram Beverage Co. SAE, GDR 144A *                       4,072     56,306       8,000     103,200      12,072      159,506
      Bass Plc                                                                           9,677     105,487       9,677      105,487
      Companhia de Bebidas, ADR                                                          4,700     121,025       4,700      121,025
      Diageo Plc                                                  7,800     87,475                               7,800       87,475
      Fomento Economico Mexicano ADR ("Femsa"), Ser. B            1,431     42,751                               1,431       42,751
      Interbrew SA                                                5,600    195,192       2,555      89,056       8,155      284,248
      Pernod-Ricard SA                                              666     45,965                                 666       45,965
                                                                                                                        -----------
                                                                                                                            846,457

Food & Drug Retailing - 1.7%
      Boots Co. Plc                                                                      4,000      36,425       4,000       36,425
      Circle K Japan Co.                                                                 2,200      77,362       2,200       77,362
      Empire Co., Ltd.                                            8,463    186,713                               8,463      186,713
      Familymart Co., Ltd.                                                               1,900      47,949       1,900       47,949
      Iceland Group Plc                                                                  9,555      45,983       9,555       45,983
      Safeway Plc                                                                       20,000      89,419      20,000       89,419
      Sobeys, Inc.                                                6,858    114,277                               6,858      114,277
                                                                                                                        -----------
                                                                                                                            598,128
Food Products - 1.4%
      Ajinomoto Co., Inc.                                                                6,000      77,939       6,000       77,939
      Express Dairies Plc                                                               39,000      35,573      39,000       35,573
      Groupe Danone                                                 295     44,487                                 295       44,487
      Grupo Industrial Bimbo, Ser. A                             11,000     15,445                              11,000       15,445
      Lindt & Spruengli, Ltd. *                                      51     29,261                                  51       29,261
      Nestle SA                                                      73    170,239                                  73      170,239
      Northern Foods Plc                                                                38,900      80,271      38,900       80,271
      Souza Cruz CIA SA                                           8,400     37,046                               8,400       37,046
      Tiger Brands, Ltd.                                            100        859                                 100          859
                                                                                                                        -----------
                                                                                                                            491,120
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Household Products - 0.6%
      Kao Corp.                                                   3,000    $87,124       3,000     $87,124       6,000     $174,248
      Reckitt Benckiser Plc                                                              2,700      37,224       2,700       37,224
                                                                                                                        -----------
                                                                                                                            211,472
Personal Products - 0.5%
      Body Shop International Plc                                                       28,758      45,582      28,758       45,582
      Shiseido Co., Ltd.                                                                12,000     133,835      12,000      133,835
                                                                                                                        -----------
                                                                                                                            179,417
Tobacco - 1.4%
      Austria Tabak                                                 768     42,584                                 768       42,584
      British America Tobacco Indonesia Plc                      26,100    198,942      17,175     130,913      43,275      329,855
      PT HM Sampoerna Tbk                                                               22,000      33,881      22,000       33,881
      Swedish Match Co. AB                                       21,180     82,575                              21,180       82,575
                                                                                                                        -----------
                                                                                                                            488,895
ENERGY - 4.0%
Energy Equipment & Services - 0.9%
      IHC Caland NV                                                                      2,730     128,174       2,730      128,174
      Petroleum Geo-Services ASA *                                                      12,890     169,955      12,890      169,955
                                                                                                                        -----------
                                                                                                                            298,129
Oil & Gas - 3.1%
      Anderson Exploration, Ltd. *                                  679     15,410                                 679       15,410
      BP Amoco                                                    2,461     19,872       8,000      64,597      10,461       84,469
      BP Amoco Plc, ADR                                             300     14,362                                 300       14,362
      Canadian Natural Resources, Ltd.                              473     13,084                                 473       13,084
      ENI SpA                                                    12,077     77,114                              12,077       77,114
      Enterprise Oil Plc                                                                18,460     156,510      18,460      156,510
      Fletcher Challenge, Ltd.                                   22,900     86,639                              22,900       86,639
      Gulf Canada Resource, Ltd.                                  5,923     30,201                               5,923       30,201
      Nexen, Inc.                                                 1,840     45,378                               1,840       45,378
      Petro-Canada                                                2,360     60,011                               2,360       60,011
      Petroleo Brasileiro SA, ADR ("Petrobras") *                                        1,100      27,775       1,100       27,775
      Repsol-YPF SA                                               2,073     33,130                               2,073       33,130
      Shell Transportation & Trading Co. Plc                       2308     18,947      43,250     355,048      45,558      373,995
      Total Fina Elf SA, Class B                                    515     76,600                                 515       76,600
                                                                                                                        -----------
                                                                                                                          1,094,678
FINANCIALS - 26.4%
Banks - 8.2%
      Abbey National Bank Plc                                                            8,825     160,860       8,825      160,860
      Asahi Bank                                                                        71,000     241,594      71,000      241,594
      Banco Bilbao Vizcaya SA *                                   3,104     46,197                               3,104       46,197
      Banco Popular Espanol SA                                                           5,324     185,472       5,324      185,472
      Bank of Scotland Plc                                                              11,300     118,363      11,300      118,363
      Banque Nationale de Paris                                     375     32,924                                 375       32,924
      Barclays Bank Plc                                           3,245    100,539                               3,245      100,539
      Credit Lyonnais                                                                    3,305     115,446       3,305      115,446
      Dah Sing Financial Group                                                          10,031      54,144      10,031       54,144
      Danske Bank                                                                        7,940     142,950       7,940      142,950
      DBS Group Holdings, Ltd.                                    3,144     35,579                               3,144       35,579
      Deutsche Bank AG                                              365     30,678                                 365       30,678
      Dexia Belgium (Credit Communal)                                41      7,415                                  41        7,415
      Grupo Financiero Banamex AC *                                                     16,200      26,621      16,200       26,621
      Halifax Group                                                                      9,680      96,038       9,680       96,038
      Lloyds TSB Group Plc                                                              19,400     205,382      19,400      205,382
      Overseas Union Bank, Ltd.                                                         23,000     107,564      23,000      107,564
      Public Bank, Ltd.                                                                 50,000      38,947      50,000       38,947
      Royal Bank of Scotland Plc                                                         6,060     143,353       6,060      143,353
      Sanwa Bank, Ltd.                                                                  24,000     168,160      24,000      168,160
      Shinhan Bank, GDR                                                                  1,000      17,000       1,000       17,000
      Standard Chartered Bank Plc                                                        7,700     111,051       7,700      111,051
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Banks - continued
      Sumitomo Bank, Ltd.                                                               20,000    $205,213      20,000     $205,213
      Tokai Bank, Ltd.                                                                  43,000     186,188      43,000      186,188
      UBS AG                                                        100    $16,318                                 100       16,318
      Uniao de Bancos Brasileiros SA,  GDR ("Unibanco")           2,000     58,875         900      26,494       2,900       85,369
      Unicredito Italiano ORD                                     7,525     39,357                               7,525       39,357
      United Overseas Bank                                                              10,448      78,420      10,448       78,420
      Verwalt & Private Bank                                         60     12,585                                  60       12,585
      Wing Hang Bank, Ltd.                                       21,300     77,011                              21,300       77,011
                                                                                                                        -----------
                                                                                                                          2,886,738
Diversified Financials - 7.6%
      Aeon Credit Service Co., Ltd. *                                                  148,400      45,188     148,400       45,188
      Aiful Corp.                                                                        2,800     228,516       2,800      228,516
      Brascan Corp.                                               7,820    114,410                               7,820      114,410
      Cattles Plc                                                                       15,000      55,849      15,000       55,849
      Close Brothers Group Plc                                    2,204     37,175                               2,204       37,175
      Collins Stew Holdings *                                     1,100      6,990                               1,100        6,990
      Compart SpA                                                                      130,000     280,761     130,000      280,761
      Daiwa Securities Co., Ltd.                                                        16,000     166,970      16,000      166,970
      Fortis (NL) NV                                              3,351    108,872                               3,351      108,872
      Garban Plc                                                  3,881     17,990                               3,881       17,990
      Hanson Plc                                                                         4,000      27,454       4,000       27,454
      HSBC Holdings Plc ( London Exchange)                        3,375     49,709                               3,375       49,709
      HSBC Holdings Plc (Hong Kong Exchange)                      9,750    145,006       2,375      35,322      12,125      180,328
      Hutchison Whampoa, Ltd.                                     4,300     53,614       5,000      62,342       9,300      115,956
      ING Groep NV                                                                       3,842     306,938       3,842      306,938
      Irish Life & Permanent Plc                                                        11,339     139,794      11,339      139,794
      Julius Baer Holdings AG                                                               61     333,808          61      333,808
      Kokusai Securities Co., Ltd.                                                      16,000     130,161      16,000      130,161
      Lonrho Plc                                                                         7,000     101,531       7,000      101,531
      Merrill Lynch & Co., Inc. *                                                       14,000      17,689      14,000       17,689
      Noranda, Inc.                                               3,999     39,849                               3,999       39,849
      Orix Corp.                                                                           600      60,147         600       60,147
      Public Finance                                                                    32,000      28,968      32,000       28,968
      Takefuji Corp.                                                200     12,596                                 200       12,596
      Tele Atlas NV *                                                                    6,165      85,966       6,165       85,966
                                                                                                                        -----------
                                                                                                                          2,693,615
Insurance - 8.7%
      Allianz AG                                                    217     81,220                                 217       81,220
      Assicurazioni Generali SpA                                    562     22,322      13,813     548,648      14,375      570,970
      AXA                                                           529     76,496                                 529       76,496
      Britannic Assurance Plc                                                            5,050      77,174       5,050       77,174
      Chubb Corp.                                                 4,425     10,454                               4,425       10,454
      Clarica Life Insurance Co.                                  2,198     61,458                               2,198       61,458
      COFACE                                                                             1,200     122,821       1,200      122,821
      Dai Tokyo Fire & Marine Insurance Co.                       1,000      2,983                               1,000        2,983
      Fairfax Financial Holdings, Ltd. *                            950    144,688                                 950      144,688
      Industrial Alliance Life Insurance Co. *                    3,076     83,343                               3,076       83,343
      Legal & General Group Plc                                                         20,000      55,176      20,000       55,176
      Manulife Financial Corp.                                    4,800    150,210                               4,800      150,210
      Mitsui Marine & Fire Insurance Co., Ltd.                   22,000    126,050                              22,000      126,050
      Munchener Ruckvers                                             92     32,919                                  92       32,919
      Nippon Fire & Marine Insurance Co.                          9,000     31,491                               9,000       31,491
      Prudential Corp. Plc                                        3,572     57,525      11,010     177,309      14,582      234,834
      Ras ORD                                                     3,125     48,740                               3,125       48,740
      Royal & Sun Alliance Insurance Group, Plc0                 13,192    113,030                              13,192      113,030
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance - continued
      Schweizerische Rueckversicherungs-Gesellschaft                                       203    $486,554         203     $486,554
      Sumitomo Marine & Fire Insurance Co., Ltd.                 24,000   $154,724                              24,000      154,724
      Zurich Financial Services Group                               104     62,686         549     330,911         653      393,597
                                                                                                                        -----------
                                                                                                                          3,058,932
Real Estate - 1.9%
      Amoy Properties, Ltd.                                                             50,000      55,130      50,000       55,130
      British Land Co. Plc                                       14,871    105,624       5,000      35,514      19,871      141,138
      Brookfield Properties Corp.                                  4409     77,583                               4,409       77,583
      Chelsfield Plc                                                                     6,000      32,433       6,000       32,433
      Cheung Kong Holdings, Ltd.                                  2,000     25,578      19,000     242,990      21,000      268,568
      Henderson Land Development Co., Ltd.                                               3,000      15,270       3,000       15,270
      Land Securities Plc                                                                7,100      89,445       7,100       89,445
                                                                                                                        -----------
                                                                                                                            679,567
HEALTH CARE - 6.8%
Biotechnology - 0.4%
      Cambridge Antibody Technology Group Plc *                                          1,000      56,821       1,000       56,821
      Novozymes, Ser. B                                                                  3,375      67,562       3,375       67,562
                                                                                                                        -----------
                                                                                                                            124,383
Health Care Equipment & Supplies - 0.8%
      Fresenius Medical Care AG, ADR                                600     16,313                                 600       16,313
      Jomed NV *                                                                         3,000     164,723       3,000      164,723
      Smith & Nephew Plc                                                                18,272      84,699      18,272       84,699
      Terumo Corp.                                                1,000     21,868                               1,000       21,868
                                                                                                                        -----------
                                                                                                                            287,603
Health Care Providers & Services - 0.1%
      Cochlear, Ltd.                                              1,548     31,416                               1,548       31,416
      Sonic Healthcare, Ltd.                                      3,100     15,108                               3,100       15,108
                                                                                                                        -----------
                                                                                                                             46,524
Pharmaceuticals - 5.5%
      Alliance Unichem Plc                                                               9,500      77,561       9,500       77,561
      Aventis SA, Class A                                           495     43,459                                 495       43,459
      British Biotech                                                                   50,000      14,392      50,000       14,392
      Chugai Pharmaceutical Co., Ltd.                             3,000     49,860                               3,000       49,860
      CSL, Ltd.                                                   2,200     47,808                               2,200       47,808
      Elan Corp. Plc, ADR *                                                              2,389     111,835       2,389      111,835
      GlaxoSmithKline Plc                                         3,529     99,734                               3,529       99,734
      Merck KGaA                                                  1,378     60,815                               1,378       60,815
      Novartis AG                                                    64    113,123                                  64      113,123
      Novo Nordisk                                                                       1,565     280,775       1,565      280,775
      Ono Pharmaceutical Co., Ltd.                                                       3,000     117,302       3,000      117,302
      Pharmacia Corp.                                             1,150     69,812                               1,150       69,812
      Roche Holdings AG                                              10    101,857                                  10      101,857
      Sanofi Synthelabo                                             432     28,801                                 432       28,801
      Sankyo Co.                                                                        12,000     287,614      12,000      287,614
      Schering AG                                                 1,149     65,274                               1,149       65,274
      Serono SA                                                     215    206,922                                 215      206,922
      SkyePharma Plc                                             17,800     16,768                              17,800       16,768
      Toyama Chemical Co.                                                                8,000      28,901       8,000       28,901
      XTL Biopharmaceuticals, Ltd. *                                                    10,200      20,972      10,200       20,972
      Yamanouchi  Pharmaceutical Co., Ltd.                        2,000     86,424                               2,000       86,424
      Zeneca Grp.                                                   300     15,140                                 300       15,140
                                                                                                                        -----------
                                                                                                                          1,945,149
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS - 11.7%
Aerospace & Defense - 0.6%
      Bombardier, Inc., Class B                                   1,100    $16,973                               1,100      $16,973
      British Aerospace Plc                                                              9,500     $54,264       9,500       54,264
      Embraer Empresa Brasileira de Aeronautica SA, ADR             400     15,900                                 400       15,900
      Meggitt Plc                                                                       14,122      43,923      14,122       43,923
      Rolls-Royce Plc                                                                   25,820      76,542      25,820       76,542
                                                                                                                        -----------
                                                                                                                            207,602
Air Freight & Couriers - 1.1%
      Nippon Express Co., Ltd.                                                          10,000      60,357      10,000       60,357
      TNT Post Group NV                                                                 13,790     333,561      13,790      333,561
                                                                                                                        -----------
                                                                                                                            393,918
Airlines - 0.7%
      British Airways Plc                                                                8,400      49,049       8,400       49,049
      Lufthansa AG                                                                       8,019     206,694       8,019      206,694
                                                                                                                        -----------
                                                                                                                            255,743
Commercial Services & Supplies - 3.2%
      Amadeus Global Travel *                                                           24,974     185,259      24,974      185,259
      Atos SA *                                                                          1,312      92,398       1,312       92,398
      Cap Gemini NV                                                                        731     117,925         731      117,925
      ISS International Services Sys.                             1,400     95,357                               1,400       95,357
      ITG Group Plc *                                                                   10,055      67,744      10,055       67,744
      Securicor Plc                                                                     20,115      46,997      20,115       46,997
      Telegate SA *                                                                      1,270     112,098       1,270      112,098
      Toppan Printing Co., Ltd.                                                         38,000     330,738      38,000      330,738
      Transiciel SA *                                                                    2,200      78,707       2,200       78,707
                                                                                                                        -----------
                                                                                                                          1,127,223
Construction & Engineering - 1.2%
      Balfour Beatty Plc                                                                20,080      35,730      20,080       35,730
      Bellway Plc                                                                        4,800      24,762       4,800       24,762
      Laing John Plc                                                                    16,000      95,101      16,000       95,101
      Mitsui Engineering & Shipbuilding Co., Ltd. *                                     86,000      78,989      86,000       78,989
      Saipem SpA                                                                        35,000     190,946      35,000      190,946
                                                                                                                        -----------
                                                                                                                            425,528
Electrical Equipment - 0.6%
      Densei Lambda KK                                                                     800      16,655         800       16,655
      Elexis AG                                                                         10,700      38,280      10,700       38,280
      Entrelec Groupe SA                                                                 2,570     131,521       2,570      131,521
      Makita Corp.                                                3,000     20,994                               3,000       20,994
      Matsushita Electric Works, Ltd.                             1,000     11,345                               1,000       11,345
                                                                                                                        -----------
                                                                                                                            218,795
Industrial Conglomerates - 2.0%
      Billabong International *                                   4,900     11,545                               4,900       11,545
      China Petroleum & Chemical Corp. *                                                40,000       6,308      40,000        6,308
      Compagnie de Saint Gobain                                     399     62,681       1,019     160,079       1,418      222,760
      Grasim Industries, Ltd.                                                            5,000      35,375       5,000       35,375
      Johnson Electric Holdings, Ltd.                                                    4,000       6,180       4,000        6,180
      Kawasaki Heavy Industries, Ltd.                                                   95,000     101,382      95,000      101,382
      Kidde Plc                                                   4,425      4,764                               4,425        4,764
      Lattice Group Plc *                                                               16,888      38,132      16,888       38,132
      Li & Fung, Ltd.                                                                   20,000      36,283      20,000       36,283
      Marine-Wendel SA                                              123     10,395                                 123       10,395
      Nitto Kohki Co., Ltd.                                         600     12,229                                 600       12,229
      Smiths Industries Plc                                       1,208     14,595      10,058     121,521      11,266      136,116
      Swire Pacific, Ltd.                                                               10,000      71,798      10,000       71,798
                                                                                                                        -----------
                                                                                                                            693,267
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.7%
      Assa Abloy AB, Ser. B                                         880    $17,201                                 880      $17,201
      Bodycote International                                                            17,000     $65,584      17,000       65,584
      Coflexip SA                                                                        1,550     197,068       1,550      197,068
      Fanuc, Ltd.                                                   400     27,187                                 400       27,187
      Fuji Machine Manufacturing Co., Ltd.                                               2,400      64,241       2,400       64,241
      Hitachi Zosen Corp.                                                               34,000      25,875      34,000       25,875
      Komatsu, Ltd.                                                                     16,000      70,679      16,000       70,679
      Komori Corp.                                                                         500       8,310         500        8,310
      Spirax-Sarco Engineering Plc                                                       7,300      38,641       7,300       38,641
      Sumitomo Rubber Industries, Ltd.                                                   7,000      29,268       7,000       29,268
      Tubos de Acero de Mexico SA, ADR *                                                 4,500      64,350       4,500       64,350
                                                                                                                        -----------
                                                                                                                            608,404
Marine - 0.1%
      Associated British Ports Holdings Plc                                              9,005      49,552       9,005       49,552
                                                                                                                        -----------

Road & Rail - 0.4%
      Arriva Plc                                                                        14,500      59,842      14,500       59,842
      Railtrack Group Plc                                                                5,000      69,157       5,000       69,157
                                                                                                                        -----------
                                                                                                                            128,999
Transportation Infrastructure - 0.1%
      Hong Kong Aircraft                                                                20,000      35,386      20,000       35,386
                                                                                                                        -----------

INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 5.7%
      Alcatel                                                       487     27,666                                 487       27,666
      DDI Corp.                                                                             14      67,477          14       67,477
      Enea Data AB                                                                      20,000      79,670      20,000       79,670
      Ericsson LM Telephone, Ser. B                               2,989     34,041      62,749     714,643      65,738      748,684
      Funai Electric Co., Ltd.                                                             700      52,108         700       52,108
      Nokia Corp., ADR                                            1,600     69,600                               1,600       69,600
      Nokia Oyj                                                   1,797     80,151      16,007     713,952      17,804      794,103
      Nortel Networks Corp.                                         978     31,453                                 978       31,453
      Radvision, Ltd.                                                                   11,000     135,438      11,000      135,438
                                                                                                                        -----------
                                                                                                                          2,006,199
Computers & Peripherals - 0.4%
      Compal Electronic, GDR                                                            10,372      73,900      10,372       73,900
      Computer & Technologies Holdings, Ltd. *                                          30,000      16,251      30,000       16,251
      Hon Hai Precision Industry Co., Ltd., GDR                                          1,300      15,308       1,300       15,308
      Technology Venture                                                               180,000      41,078     180,000       41,078
                                                                                                                        -----------
                                                                                                                            146,537
Electronic Equipment & Instruments - 2.2%
      Cookson Group Plc                                                                 26,000      68,425      26,000       68,425
      ELMOS Semiconductor AG                                                             6,257     149,821       6,257      149,821
      Epcos AG *                                                                         1,743     151,392       1,743      151,392
      Hitachi, Ltd.                                                                      6,000      53,429       6,000       53,429
      Koninklijke Philips Electronics NV                          1,090     39,937                               1,090       39,937
      Kyocera Corp.                                                 300     32,724                                 300       32,724
      Magal Security Systems, Ltd.                                                      40,000     121,250      40,000      121,250
      Stonesoft Oyj *                                                                    6,020      86,883       6,020       86,883
      TDK Corp.                                                                            800      77,817         800       77,817
                                                                                                                        -----------
                                                                                                                            781,678
Internet Software & Services - 0.2%
      Himalaya                                                                           3,600      51,348       3,600       51,348
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Semiconductor Equipment & Products - 0.8%
      Dialog Semiconductor Plc *                                                           791      $7,576         791       $7,576
      Nikon Corp.                                                                        8,000      85,514       8,000       85,514
      Samsung Electronics, Ltd., GDR                                                     2,005      63,835       2,005       63,835
      Tokyo Electron, Ltd.                                                                 800      43,947         800       43,947
      Winbond Electronics Corp., GDR *                                                   9,537      91,079       9,537       91,079
                                                                                                                        -----------
                                                                                                                            291,951
Software - 0.2%
      Autonomy Corp.                                                                       460      13,261         460       13,261
      Computershare, Ltd.                                           600     $2,880                                 600        2,880
      Logica Plc                                                  1,970     51,551                               1,970       51,551
                                                                                                                        -----------
                                                                                                                             67,692
MATERIALS - 7.6%
Chemicals - 3.1%
      Akzo Nobel NV                                               3,117    167,417                               3,117      167,417
      Asahi Chemical Industrial Co., Ltd.                        10,300     59,284                              10,300       59,284
      BASF AG                                                     6,031    272,792                               6,031      272,792
      Bayer AG                                                      440     23,083                                 440       23,083
      BOC Group                                                                          5,000      76,036       5,000       76,036
      Lonza Group AG *                                                                     262     152,264         262      152,264
      Mitsui Chemicals                                                                  11,000      53,210      11,000       53,210
      Nippon Shokubai Co.                                         1,000      3,831                               1,000        3,831
      Pilkington Plc                                                                    35,950      59,669      35,950       59,669
      SGL Carbon AG *                                                                    1,450      77,540       1,450       77,540
      Sumitomo Chemical Co.                                                             26,000     128,954      26,000      128,954
      Syngenta AG                                                    71      3,811                                  71        3,811
                                                                                                                        -----------
                                                                                                                          1,077,891
Construction Materials - 2.3%
      Aggregate Indiana Plc                                                             60,000      71,999      60,000       71,999
      Cemex SA de CV, ADR, Ser. B                                 2,900     52,381                               2,900       52,381
      Cheung Kong Infrastructure Holdings *                                             16,000      26,360      16,000       26,360
      CRH Plc                                                                           15,866     295,282      15,866      295,282
      Ferretti SpA *                                                                    40,000     168,644      40,000      168,644
      Holderbank Financiere Glarus AG                                56     67,370                                  56       67,370
      Lafarge SA                                                    547     45,868                                 547       45,868
      Morgan Crucible Co. Plc                                                           16,050      70,559      16,050       70,559
                                                                                                                        -----------
                                                                                                                            798,463
Containers & Packaging - 0.3%
      IFCO Systems *                                                                     5,060      20,193       5,060       20,193
      Rengo Co.                                                                         22,000      81,018      22,000       81,018
                                                                                                                        -----------
                                                                                                                            101,211
Metals & Mining - 1.4%
      Anglo-American Plc                                            264     14,269                                 264       14,269
      Corus Group                                                                       65,000      68,522      65,000       68,522
      Johnson Matthey Plc                                                                2,000      31,551       2,000       31,551
      Kawasaki Steel Corp. *                                                            30,000      30,966      30,000       30,966
      Nippon Steel Corp.                                                                37,000      61,170      37,000       61,170
      Nisshin Steel Co., Ltd.                                                           19,000      15,291      19,000       15,291
      NKK Corp.                                                                         92,000      57,138      92,000       57,138
      Pohang Iron & Steel, Ltd., ADR                                                     3,700      57,581       3,700       57,581
      Remgro, Ltd.                                                1,330      9,052                               1,330        9,052
      Rio Tinto Plc                                                                      7,125     125,504       7,125      125,504
      Sumitomo Metal Industries                                                         51,000      28,998      51,000       28,998
                                                                                                                        -----------
                                                                                                                            500,042
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.5%
      Aracruz Celulose SA, ADR                                      400     $5,975                                 400       $5,975
      Empresa Nacional de Celulosas SA                                                   1,838     $30,030       1,838       30,030
      Sappi, Ltd.                                                14,615    104,490                              14,615      104,490
      Timberwest Forest Corp.                                     1,293      9,351                               1,293        9,351
      UPM-Kymmene Oyj                                             1,315     45,131                               1,315       45,131
                                                                                                                        -----------
                                                                                                                            194,977
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.2%
      Asia Satellite Telecommunications Holdings, Ltd.                                  12,000      24,924      12,000       24,924
      Cable & Wireless Plc                                                               4,000      54,010       4,000       54,010
      Colt Telecom Group Plc *                                     1004     21,618                               1,004       21,618
      Deltathree.com, Inc. *                                                            25,000      29,688      25,000       29,688
      Deutsche Telekom                                              572     17,241                                 572       17,241
      France Telecom SA                                             177     15,282                                 177       15,282
      Japan Telecom Co.                                                                      7     143,894           7      143,894
      Korea Telecom Corp.                                                                1,000      31,000       1,000       31,000
      Matav, ADR *                                                                      10,000     204,375      10,000      204,375
      Nexus Telecommunication                                                          110,000      61,875     110,000       61,875
      Nippon Telegraph & Telephone Corp.                                                    29     208,774          29      208,774
      Sumida Corp.                                                                       2,420      79,383       2,420       79,383
      Tecnost SpA                                                 10778     28,591                              10,778       28,591
      Tele Centro Oeste Celular Participacoes SA, ADR                                    7,100      68,781       7,100       68,781
      Tele Norte Leste Participacoes SA, ADR                       3000     68,438                               3,000       68,438
      Telecom Italia Mobile SpA ("Tim")                            1819     14,518                               1,819       14,518
      Telefonica SA *                                              2855     47,183                               2,855       47,183
                                                                                                                        -----------
                                                                                                                          1,119,575
Wireless Telecommunications Services - 1.9%
      China Telecom (Hong Kong), Ltd. *                                                 11,500      62,810      11,500       62,810
      Grupo Iusacell SA de CV, ADR *                                                     3,400      33,150       3,400       33,150
      Tele Celular Sul Participacoes, ADR                                                  350       9,144         350        9,144
      Telemig Celular Participacoes SA, ADR                                                280      16,660         280       16,660
      Telesp Celuar Participacoes SA, ADR                                                  460      12,420         460       12,420
      Vodafone Airtouch Plc                                                            143,797     527,873     143,797      527,873
                                                                                                                        -----------
                                                                                                                            662,057
UTILITIES - 2.2%
Electric Utilities - 0.7%
      Companhia Brasileira, ADR                                                            600      21,900         600       21,900
      Innogy Holdings Plc *                                                             18,970      54,746      18,970       54,746
      Korea Electric Power Corp., ADR                              1200     12,300                               1,200       12,300
      National Power Plc                                                                13,000      48,792      13,000       48,792
      Scot & Southern Energy Plc                                                         7,000      64,896       7,000       64,896
      United Utilities Plc                                                               2,976      29,592       2,976       29,592
                                                                                                                        -----------
                                                                                                                            232,226
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 1.0%
      BG Group Plc                                                                      16,888     $66,162      16,888      $66,162
      Centrica Plc                                                                      13,000      50,395      13,000       50,395
      Daimaru Industrial Co.                                                             7,000      20,329       7,000       20,329
      Gas Natural Sdg                                                                   12,885     234,721      12,885      234,721
                                                                                                                        -----------
                                                                                                                            371,607
Multi-Utilities - 0.1%
      Suez Lyonnaise des Eaux SA                                    160    $29,222                                 160       29,222
                                                                                                                        -----------

Water Utilities - 0.4%
      AWG Plc *                                                                          7,000      60,186       7,000       60,186
      Kelda Group Plc                                                                   15,770      91,730      15,770       91,730
                                                                                                                        -----------
                                                                                                                            151,916

Total Common Stocks (cost $33,491,313)                                                                                   33,447,945
                                                                                                                        -----------

PREFERRED STOCKS - 1.0%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
      Porsche AG                                                                            70     228,412          70      228,412
                                                                                                                        -----------

FINANCIALS - 0.2%
Banks - 0.2%
      Banco Bradesco SA                                       8,120,882     56,614                           8,120,882       56,614
                                                                                                                        -----------

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
      Embraer Empresa Brasilera de Aeronautica SA, ADR            8,000     74,667                               8,000       74,667
                                                                                                                        -----------

Total Preferred Stocks (cost $217,115)                                                                                      359,693
                                                                                                                        -----------

CONVERTIBLE DEBENTURES - 0.4%
FINANCIALS - 0.4%
Diversified Financials - 0.4%
      Nichei Co., Ltd., 0.875%, 03/31/2005 (cost $187,073)                          20,000,000     128,114  20,000,000      128,114
                                                                                                                        -----------

WARRANTS - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
      KBC Financial, Expires 03/01/2002 *                                                2,500       5,300       2,500        5,300
      KBC Financial, Expires 07/04/2003 *                                                1,000       4,750       1,000        4,750
      KBC Financial, Expires 08/23/2002 *                                                1,500       7,875       1,500        7,875
      KBC Financial, Expires 10/25/2002 *                                                2,500      30,625       2,500       30,625
      KBC Financial, Expires 10/25/2010 *                                                1,000       9,120       1,000        9,120
                                                                                                                        -----------
                                                                                                                             57,670
Diversified Financials - 0.0%
      Credit Suisse AG, Expires 08/01/2002 *                                           150,000       4,688     150,000        4,688
                                                                                                                        -----------

Total Warrants (cost $110,254)                                                                                               62,358
-----------------------------------------------------------------------------------------------------------------------------------

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               VA International
                                                                VA International         VA Perpetual             Growth Fund
                                                                   Growth Fund         International Fund          Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Combined
                                                                           Market                  Market     Combined      Market
                                                                 Shares     Value       Shares      Value      Shares        Value
-----------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES - 1.8%
      Taiwan Opportunities Fund, Ltd.                                                    2,000     $15,000       2,000      $15,000
      Evergreen Select Money Market Fund #                      375,544   $375,544     237,547     237,547     613,091      613,091
                                                                                                                        -----------

Total Mutual Fund Shares (cost $638,341)                                                                                    628,091
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
      Total Investments (cost $3,644,096) - 98.3%                        8,297,545              26,328,656               34,626,201

      Other Assets and Liabilities - 1.7%                                                                                   607,217
                                                                                                                        -----------
      Net Assets - 100.0%                                                                                               $35,233,418
                                                                                                                        -----------

At December 31, 2000 the VA International Growth Fund had forward foreign currency exchange contracts outstanding as follows:

   Forward Foreign Currency Exchange Contracts to Buy:

                                                        U.S. Value at      In Exchange
       Exchange Date    Contracts to Receive           October 31, 2000     for U.S. $        Unrealized Gain
     --------------------------------------------------------------------------------------------------------------
         03/22/2001          236,508  EUR                  $222,860          $215,000              $7,860

   Forward Foreign Currency Exchange Contracts to Sell:

                                                        U.S. Value at      In Exchange
       Exchange Date    Contracts to Deliver           October 31, 2000     for U.S. $     Unrealized Gain (Loss)
     --------------------------------------------------------------------------------------------------------------
         01/16/2001          488,566  CAD                  $325,775          $323,000             ($2,775)
         03/22/2001       23,900,475  JPY                   211,902           215,000               3,098

At December 31, 2000 the VA Perpetual International Fund had forward foreign currency exchange contracts outstanding as follows:

   Forward Foreign Currency Exchange Contracts to Sell:

                                                        U.S. Value at      In Exchange
       Exchange Date    Contracts to Deliver           October 31, 2000     for U.S. $        Unrealized Gain
     --------------------------------------------------------------------------------------------------------------
         12/18/2001       58,974,920  JPY                  $543,691          $556,000             $12,309

144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
# The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.

Summary of Abbreviations:
ADR   American Depository Receipt
CAD   Canadian Dollar
EUR   Eurodollar
GDR   Global Depository Receipt
JPY   Japanese Yen

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Va International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
December 31, 2000

                                                       VA INTERNATIONAL      VA PERPETUAL                           VA INTERNATIONAL
                                                            GROWTH           INTERNATIONAL                            GROWTH FUND
                                                             FUND                FUND             ADJUSTMENTS          PRO FORMA
                                                         -------------       -------------       -------------       -------------
ASSETS
Identified cost of securities                             $  7,637,791        $ 27,006,305                            $ 34,644,096
Net unrealized gains or losses on securities                   659,754            (677,649)                                (17,895)
Market value of securities                                   8,297,545          26,328,656                              34,626,201
Foreign currency, at value (cost $419,621,
  $12,236 and $431,857, respectively)                          442,868              12,209                                 455,077
Receivables for securities sold                                 69,147              17,937                                  87,084
Receivable for Fund shares sold                                 29,386                   0                                  29,386
Dividends and interest receivable                               12,087              43,000                                  55,087
Receivable for securities sold                                       0                   -                                       -
Receivable for closed forward foreign
  currency exchange contracts                                        0             173,443                                 173,443
Unrealized gains on forward foreign currency
  exchange contracts                                            10,958              12,309                                  23,267
Receivable from investment advisor                               2,091                   0                                   2,091
Deferred organization expenses                                       0               4,979                                   4,979
Prepaid expenses and other assets                                    0                   0                                       -
  Total assets                                               8,864,082          26,592,533                              35,456,615

LIABILITIES
Payable for securities purchased                                83,393              32,327                                 115,720
Unrealized losses on forward foreign currency
  exchange contracts                                             2,775                   0                                   2,775
Payable for Fund shares redeemed                                     0              62,215                                  62,215
Payable for securities on loan                                       0                   0                                       -
Due to custodian bank                                                0                   0                                       -
Advisory fee payable                                                 0               2,903                                   2,903
Distribution Plan expenses payable                                   0                   0                                       -
Due to other related parties                                        94                 290                                     384
Accrued expenses and other liabilities                          13,362              25,838                                  39,200
  Total liabilities                                             99,624             123,573                                 223,197

NET ASSETS                                                $  8,764,458        $ 26,468,960                            $ 35,233,418

NET ASSETS REPRESENTED BY
Paid-in capital                                              8,404,809        $ 25,496,699                            $ 33,901,508
Undistributed investment income (loss)                          11,583            (138,037)                               (126,454)
Accumulated net realized gains or losses on
  securities and foreign currency related
  transactions                                                (343,075)          1,774,623                               1,431,548
Net unrealized gains or losses on securities
  and foreign currency related transactions                    691,141            (664,325)                                 26,816
Net assets                                                $  8,764,458        $ 26,468,960                            $ 35,233,418
Shares of Beneficial Interest Outstanding                      760,799           1,682,803             614,829a          3,058,431
Net Asset Value                                                 $11.52              $15.73                                  $11.52

(a) Reflects the impact of converting shares of target fund into shares of the survivor fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen VA International Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended December 31, 2000

                                                                                 VA Perpetual                       VA International
                                                              VA International   International                       Growth Fund Pro
                                                                 Growth Fund         Fund           Adjustments           Forma
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of
$9,685 $53,020 and $62,705, respectively)                          $109,428         $360,707                             $470,135
Interest income                                                      31,757           58,913                               90,670
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                             141,185          419,620                              560,805
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                         43,602          274,425          (93,800)(a)         224,227
Custodian fee                                                        36,119           40,608           40,910 (b)        $117,637
Professional fees                                                    11,434           16,941          (16,941)(c)         $11,434
Administrative services fees                                          6,588           27,442                0             $34,030
Printing and postage expenses                                         1,782           10,246              110 (d)         $12,138
Transfer agent fee                                                      259              659                0                $918
Trustees' fees and expenses                                             130              540                0                $670
Other                                                                   238            5,109           (5,109)(c)            $238
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      100,152          375,970          (74,830)            401,292
Less: Expense reductions                                             (1,307)          (2,907)                              (4,214)
      Fee waivers                                                   (32,809)               0          (18,117)(e)         (50,926)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                         66,036          373,063          (92,947)            346,152
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                75,149           46,557           92,947             214,653

Net realized and unrealized gains or losses on
securities and foreign currency related transactions
Net realized gains or losses on:
  Securities                                                       (198,588)       1,664,163                            1,465,575
  Foreign currency related transactions                                (522)          (3,914)                              (4,436)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and
foreign currency related transactions                              (199,110)       1,660,249                            1,461,139
------------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized losses on securities and
foreign currency related transactions                              (131,239)      (5,590,281)                          (5,721,520)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on securities and
foreign currency related transactions                              (330,349)      (3,930,032)                          (4,260,381)

Net decrease in net assets resulting from operations              ($255,200)     ($3,883,475)         $92,947         ($4,045,728)
------------------------------------------------------------------------------------------------------------------------------------

(a) Reflects a decrease based on the surviving Fund's fee schedule and the average net assets of the combined fund.
(b) Reflects an increase based on the combined Fund's investment in various foreign markets.
(c) Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
(d) Reflects an increase based on the combined asset level of the surviving fund.
(e)   Reflects waiver necessary to maintain expense ratio cap at 1.00%.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen VA International Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
December 31, 2000

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen VA International Growth Fund ("VA International Growth Fund") and Evergreen VA Perpetual International Fund ("VA Perpetual International Fund") at December 31, 2000 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of VA Perpetual International Fund. The Reorganization provides for the acquisition of all assets and the identified liabilities of VA Perpetual International Fund by VA International Growth Fund, in exchange for shares of VA International Growth Fund. Thereafter, there will be a distribution of shares of VA International Growth Fund to the shareholders of VA Perpetual International Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of VA Perpetual International Fund will become the owners of that number of full and fractional shares of VA International Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of VA Perpetual International Fund as of the close of business immediately prior to the date that VA Perpetual International Fund net assets are exchanged for shares of VA International Growth Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of VA Perpetual International Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of VA International Growth Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of shares of VA International Growth Fund which would have been issued at December 31, 2000 in connection with the proposed Reorganization. Shareholders of VA Perpetual International Fund would receive shares of VA International Growth Fund based on conversion ratios determined on December 31, 2000. The conversion ratios are calculated by dividing the net asset value per share of VA Perpetual International Fund by the net asset value per share of VA International Growth Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.